EXHIBIT 23.1



     CONSENT  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated March 31, 2003, relating to the financial statements of FTS Apparel, Inc. (n/k/a FTS Group, Inc.) as of December 31, 2002 and the reference to our firm as experts in the Registration Statement.



/s/  Stark  Winter  Schenkein  &  Co.,  LLP
Certified  Public  Accountants


January  28,  2004
Denver,  Colorado